Exhibit 32.1
Certification of the Principal Executive Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Blackstone Multi-Strategy Hedge Fund L.P. (the
“Company”) on Form 10-Q for the quarter ended March 31, 2026 as filed with the Securities and
Exchange Commission on the date hereof (the “Report”), I, Riad Abrahams, Chief Executive Officer of the
Company, certify, pursuant to 18 U.S.C. Section § 1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 14, 2026
/s/ Riad Abrahams
Riad Abrahams
Chief Executive Officer
(Principal Executive Officer)
____________________
*The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.